UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2014

VALUEVISION MEDIA, INC.
(Exact name of registrant as specified in its charter)

Minnesota	0-20243	41-1673770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6740 Shady Oak Road, Eden Prairie, Minnesota 55344-3433
(Address of principal executive offices)

(952) 943-6000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  On January 14, 2014, Robert S. Pick, a director of ValueVision Media, Inc. (the “Company”), resigned as a member of the Company’s Board of Directors effective immediately.  Mr. Pick informed the Company that his resignation was due to considerable time demands associated with his responsibilities at Comcast and NBCUniversal for the foreseeable future.  Mr. Pick did not resign due to any material disagreement with the Company, known to an executive officer of the Company, on any matter relating to the Company’s operations, policies or practices or otherwise.  Comcast has no current plans to appoint a replacement nominee, but is reserving its right to appoint a replacement nominee in the future.  A copy of Mr. Pick’s resignation letter is filed as Exhibit 99.1 to this Form 8-K.

Item 8.01.  Other Events.

On January 17, 2014, the Company issued a press release announcing a February 13, 2014 record date for Company shareholders entitled to receive notice of, and to vote at, a Special Meeting of Shareholders of the Company scheduled to be held on Friday, March 14, 2014, for the purpose of voting on a series of proposals put forth by Clinton Relational Opportunity Master Fund, L.P., Cannell Capital LLC and certain related persons and entities.   A copy of the press release is filed as Exhibit 99.2 to this Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title
99.1	Resignation Letter from Robert S. Pick, dated January 14, 2014
99.2	Press Release, dated January 17, 2014

Important Information

This filing and its exhibits may be deemed to be solicitation material in respect of the solicitation of proxies from shareholders in connection with one or more meetings of the Company’s shareholders, including a special meeting of shareholders.  The Company will file with the Securities and Exchange Commission (“SEC”) and provide to its stockholders a proxy statement and a WHITE proxy card in connection with any such shareholder meeting.  The Company, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from shareholders in connection with any such shareholder meeting.  Information concerning the interests of these directors and executive officers in connection with the matters to be voted on at any such meeting will be included in the proxy statement filed by the Company with the SEC in connection with any such meeting.  In addition, the Company files annual, quarterly and special reports, proxy and information statements, and other information with the SEC.  Any proxy statement, any other relevant documents and any other material filed with the SEC concerning the Company will be, when filed, available free of charge at the SEC website at http://www.sec.gov. SHAREHOLDERS ARE URGED TO READ CAREFULLY ANY SUCH PROXY STATEMENT FILED BY THE COMPANY AND ANY OTHER RELEVANT DOCUMENTS FILED WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION WITH RESPECT TO PARTICIPANTS.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: January 17, 2014	VALUEVISION MEDIA, INC.

	By:	/s/ Teresa Dery
Teresa Dery Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Resignation Letter from Robert S. Pick, dated January 14, 2014
99.2	Press Release, dated January 17, 2014